UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Adoption of Amended Non-Employee Director RSU Agreements

On June 12, 2018, the board of directors (the "Board") of LivaNova Plc (the "Company") approved, pursuant to the Company's Non-Employee Director Compensation Policy (the "Director Compensation Policy") and consistent with its shareholder-approved 2016 UK Remuneration Policy, an amended form of award agreement (the "2018 Director RSU Agreement"). Grants under the 2018 Director RSU Agreements vest one year after grant date and, for any termination of service, will automatically vest at such termination on a pro-rated basis. Grants to each non-employee director will be made on June 15, 2018 under the 2018 Director RSU Agreements.

The foregoing description of the 2018 Director RSU Agreement is a summary and does not purport to be complete. Such description is qualified in its entirety by reference to the text of the form of 2018 Director RSU Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2018, the Company held its 2018 Annual General Meeting of shareholders (“AGM”) in Houston, Texas, USA.

At the Company’s AGM, LivaNova’s shareholders considered nine proposals as more fully described in the Company’s 2018 Proxy Statement and as summarized below. Each of the ordinary resolutions 1-9 was adopted. The number of votes for and against, as well as the number of abstentions and the percentage of votes cast to each such resolution, are set forth below.

1.Ordinary resolution to elect, by separate resolutions, each of the following nine (9) directors for a term expiring at the AGM to be held in 2019. All nominees were elected.

Mr. Francesco Bianchi

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,564,382	83,089	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.76	0.20	0.04	0

Mr. William A. Kozy

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,617,746	29,725	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.89	0.07	0.04	0

Mr. Damien McDonald

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,509,621	137,850	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.62	0.34	0.04	0

Mr. Daniel J. Moore

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,483,491	162,360	17,729	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.56	0.40	0.04	0

Mr. Hugh M. Morrison

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,008,295	639,176	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
98.39	1.57	0.04	0

Mr. Alfred J. Novak

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,507,692	138,281	17,607	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.62	0.34	0.04	0

Dr. Sharon O’Kane

Votes For	Votes Against	Votes Abstained	Broker non-votes

37,964,503	2,682,968	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
93.36	6.60	0.04	0

Dr. Arthur L. Rosenthal

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,509,111	138,360	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.62	0.34	0.04	0

Ms. Andrea L. Saia

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,562,110	85,361	16,109	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.75	0.21	0.04	0

2.Ordinary resolution to approve, on an advisory basis, the frequency (“U.S. Say-on-Frequency”) of future advisory votes on the Company’s compensation of its Named Executive Officers (“U.S. Say-on-Pay”). A plurality of votes cast were voted in favor of holding future U.S. Say-on-Pay votes annually.

Every 1 year	Every 2 years	Every 3 years	Votes Abstained	Broker non-votes

38,700,486	372,270	1,568,525	22,299	1,578,590
% of votes cast	% of votes cast	% of votes cast	% of votes cast
95.17	0.92	3.86	0.05

Based on the voting results for this Proposal 2 at the AGM, and the Board’s consideration of the appropriate voting frequency for the Company at this time, the Board has decided that the Company will include a U.S. Say-on Pay vote in its proxy materials every year until such time as the next advisory vote is submitted to stockholders regarding the frequency of advisory votes on executive compensation, or until the Board otherwise determines that it is in the best interest of the Company to hold a U.S. Say on Pay vote with different frequency.

3.    Ordinary resolution to approve, on an advisory basis LivaNova’s compensation of its Named Executive Officers (“U.S. Say-on-Pay”). This advisory resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes

38,737,927	1,849,958	75,695	1,578,590
% of votes cast	% of votes cast	% of votes cast
95.26	4.55	0.19

4.    Ordinary resolution to ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership ("PwC USA"), as the Company’s independent registered public accounting firm for the year ended December 31, 2018. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained

42,129,437	95,324	17,409
% of votes cast	% of votes cast	% of votes cast
99.73	0.23	0.04

5.    Ordinary resolution to approve, on an advisory basis, the directors’ remuneration report in the form set out in the Company’s UK annual report and accounts (“U.K. Annual Report”) for the period ended December 31, 2017. This advisory resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes

38,812,581	1,825,803	25,196	1,578,590
% of votes cast	% of votes cast	% of votes cast
95.45	4.49	0.06

6.    Ordinary resolution to approve the LivaNova Global Employee Share Purchase Plan (”ESPP”). This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained	Broker non-votes

40,450,559	194,184	18,837	1,578,590
% of votes cast	% of votes cast	% of votes cast
99.47	0.48	0.05

7.    Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for year ended December 31, 2017, together with the reports of the directors and the auditors thereon. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained

42,152,447	1,053	88,670
% of votes cast	% of votes cast	% of votes cast
99.79	0.00	0.21

8.    Ordinary resolution to re-appoint PricewaterhouseCoopers UK, a limited liability partnership organized under the laws of England (“PwC U.K.”) as the Company’s UK statutory auditor under the UK Companies Act 2006 to hold office from the conclusion of the AGM until the conclusion of the next general meeting at which the annual report and accounts are laid. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained

42,218,373	3,375	20,422
% of votes cast	% of votes cast	% of votes cast
99.94	0.01	0.05

9.    Ordinary resolution to authorize the directors and/or the Audit & Compliance Committee of the Company to determine the remuneration of PwC UK, in its capacity as the Company’s UK statutory auditor under the UK Companies Act 2006. This ordinary resolution was approved.

Votes For	Votes Against	Votes Abstained

42,085,205	107,322	49,643
% of votes cast	% of votes cast	% of votes cast
99.63	0.25	0.12

Item 9.01 Financial Statements and Exhibits

d) Exhibits

Exhibit	Description

10.1	2018 Director RSU Agreement

Exhibit Index

Exhibit No.	Description

10.1	2018 Director RSU Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 15, 2018	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary